UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2010
ONEIDA FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Federal	000-25101	16-1561678

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
182 Main Street, Oneida, New York 13421-1676

(Address of principal executive offices)
(315)-363-2000

Registrant’s telephone number, including area code
Not Applicable

(Former Name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement
     On April 27, 2010, the Executive Committee of the Boards of Directors of Oneida Financial Corp. (the “Company”), Oneida Financial, MHC (the “Mutual Holding Company”), and The Oneida Savings Bank (the “Bank”) each amended the Plan of Conversion and Reorganization of the Mutual Holding Company (the “Plan”) pursuant to which the Mutual Holding Company will undertake a “second-step” conversion and cease to exist. The Bank will reorganize from a two-tier mutual holding company structure to a stock holding company structure. The Plan was amended for technical revisions in response to regulatory comments. The Plan as amended is filed as Exhibit 2.1 to this Form 8-K which is incorporated herein by reference in its entirety

Item 9.01	Financial Statements and Exhibits
(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not applicable.
(d)	Exhibits: 2.1 Plan of Conversion and Reorganization, as amended (1)

(1)	Incorporated by reference to Exhibit 2 to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-1 filed by Oneida Financial Corp., a Maryland corporation, with the Securities and Exchange Commission on April 28, 2010 (File No. 333-165458).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEIDA FINANCIAL CORP.
Date: April 29, 2010	By:	/s/ Eric E. Stickels
Eric E. Stickels
Executive Vice President and Chief Financial Officer (Duly Authorized Representative)

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